UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-10491
Nuveen Real Estate Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: June 30, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Semi-Annual Report June 30, 2008	Nuveen Investments Closed-End Funds

NUVEEN REAL ESTATE INCOME FUND JRS

High Current Income from a Portfolio of
Commercial Real Estate Investments

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Chairman’s
LETTER TO SHAREHOLDERS

ï Robert P. Bremner ï Chairman of the Board
Dear Fellow Shareholders:

I’d like to use my initial letter to you to accomplish several things. First, I want to report that after fourteen years of service on your Fund’s Board, including the last twelve as chairman, Tim Schwertfeger retired from the Board in June. The Board has elected me to replace him as the chairman, the first time this role has been filled by someone who is not an employee of Nuveen Investments. Electing an independent chairman marks a significant milestone in the management of your Fund, and it aligns us with what is now considered a “best practice” in the fund industry. Further, it demonstrates the independence with which your Board has always acted on your behalf.

Following Tim will not be easy. During my eleven previous years on the Nuveen Fund Board, I found that Tim always set a very high standard by combining insightful industry and market knowledge and sound, clear judgment. While the Board will miss his wise counsel, I am certain we will retain the primary commitment Tim shared with all of us—an unceasing dedication to creating and retaining value for Nuveen Fund shareholders. This focus on value over time is a touchstone that I and all the other Board members will continue to use when making decisions on your behalf.

Second, I also want to report that we are very fortunate to be welcoming two new Board members to our team. John Amboian, the current chairman and CEO of Nuveen Investments, has agreed to replace Tim as Nuveen’s representative on the Board. John’s presence will allow the independent Board members to benefit not only from his leadership role at Nuveen but also his broad understanding of the fund industry and Nuveen’s role within it. We also are adding Terry Toth as an independent director. A former CEO of the Northern Trust Company’s asset management group, Terry will bring extensive experience in the fund industry to our deliberations.

Third, on behalf of the entire Board, I would like to acknowledge the effort the whole Nuveen organization is making to resolve the auction rate preferred share situation in a satisfactory manner. As you know, we are actively pursuing a number of possible solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we’ve worked through the many details involved.

Finally, I urge you to take the time to review the Portfolio Managers’ Comments, the Common Share Distribution and Share Price Information, and the Performance Overview sections of this report. All of us are grateful that you have chosen Nuveen Investments as a partner as you pursue your financial goals, and, on behalf of myself and the other members of your Fund’s Board, let me say we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
August 22, 2008

 Portfolio Managers’ COMMENTS

Nuveen Investments Closed-End Funds	JRS

The Nuveen Real Estate Income Fund (JRS) is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated (SC-R&M), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 27 years of experience in managing real estate investments, lead the team and have managed JRS since its inception. Here they talk about the economic environment and performance of the Fund over the six-month period.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THIS REPORTING PERIOD?

In managing the JRS portfolio, we sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector, and security-type allocations. Investment decisions were based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security, with a focus on securities that we believed would be best positioned to generate sustainable income and potential price appreciation over the long-run.

Across all real estate sectors, we favored companies with properties located in the strongest markets. Generally, these markets were defined by “high barrier to entry” which constrained new construction – a condition that in the past has indicated long-term potential to provide significant value enhancement and a real inflation hedge.

The ability to shift allocations between preferred and common stock based on the relative attractiveness of these two distinct security types continued to be an important tool in managing JRS for income and long-term capital appreciation. For the first half of 2008, we continued to tilt toward common stocks, which as of June 30, 2008, represented 64% of the portfolio. The remaining portfolio allocations were 32% preferred stocks, 2% convertible bonds and 2% cash equivalents.

Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

HOW DID THE FUND PERFORM OVER THIS SIX-MONTH PERIOD?

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for the Fund in this report.

The performance of JRS, as well as that of a comparative benchmark and index, is presented in the accompanying table.

Cumulative Total Returns on Common Share Net Asset Value
For the six months ended 6/30/08

JRS	-4.68%
Benchmark[1]	-1.61%
Dow Jones Wilshire Real Estate Securities Index[2]	-3.41%

For the six-month period ended June 30, 2008, the total return on common share net asset value for the Fund underperformed the Dow Jones Wilshire Real Estate Index and the comparative benchmark. One of the key factors in the performance of the Fund, relative to that of the unleveraged index and benchmark, was the Fund’s use of financial leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders, it can also expose shareholders to additional risk – especially when market conditions are unfavorable. As in most other areas of the financial markets, there was a steep decrease in prices among many real estate securities during this period. The impact of these valuation changes within the Fund’s portfolio was magnified by the use of leverage. However, we firmly believe that the use of this leverage strategy should work to the benefit of the Fund’s common shareholders over the long term.

1. The comparative benchmark is based on the preferred stock and highest 50% yielding (based on market capitalization) common stock securities in the SNL financial LC real estate database through 6/30/2007. Beginning in July 2007, the benchmark is based on preferred and all common sticks in the database. Returns are computed from this database by a third party provider.

2. The Dow Jones Wilshire Real Estate Securities Index is an unmanaged index comprised of common shares of publicly-traded REITs and other real estate operating companies.

Additionally, the Fund’s relatively low allocation to preferred securities constrained performance, especially compared to its comparative benchmark. Also, the Fund’s allocation to hotel securities in a volatile environment negatively impacted the Fund’s returns. During this period we reduced the Fund’s exposure to one higher-leveraged hotel company, Ashford Hospitality Trust, and replaced it with securities issued by hotel companies with lower balance sheet leverage.

On the positive side, the Fund’s allocation to securities perceived to be especially defensive benefited the Fund’s performance in the first half of 2008. For example, the portfolio’s allocation to the preferred securities performed very well due to their defensive position in the capital structure of REITs. For equity securities, companies with very strong balance sheets also provided a defensive posture to the Fund’s overall portfolio. Simon Property Group, Inc. and Mack Cali Reality Corporation were two examples of holdings with particularly strong balance sheets. The market rewarded the Fund’s strong allocation to multi-family companies as the fundamental outlook for apartments remained solid despite the turmoil in the single family housing markets.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES (ARPS) MARKETS

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the preferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear” and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auction preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the auction preferred shares. As approved by the Fund’s Board of Trustees, the Fund redeemed $150 million of its outstanding Taxable Auctioned Preferred shares at liquidation value during the six months ended June 30, 2008. Proceeds for the redemptions were provided through a prime brokerage facility with a major bank.

For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Distribution and Share Price
INFORMATION

We are providing you with information regarding your Fund’s distributions. This information is as of June 30, 2008, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund employs financial leverage through the issuance of Taxable Auctioned Preferred shares, as well as through bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but — as noted earlier — also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. Over the reporting period, the impact of financial leverage on the Fund’s net asset value per share contributed positively to the income return and detracted from the price return. The overall impact of financial leverage detracted from the Fund’s total return.

The Fund has a managed distribution program. The goal of a managed distribution program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s common share distributions and total return performance for the six months ended June 30, 2008. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund’s returns for the specified time period was sufficient to meet the Fund’s distributions.

3 The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds.

As of 6/30/08 (Common Shares)	JRS
Inception date	11/15/01
Six months ended June 30, 2008:
Per share distribution:
From net investment income	$0.16
From realized capital gains	0.16
From return of capital	0.68

Total per share distribution	$1.00

Distribution rate on NAV	6.60%

Annualized total returns:
Excluding retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	-4.68%
1-Year on NAV	-26.97%
5-Year on NAV	7.64%
Since inception on NAV	9.89%

Including retained gain tax credit/refund[3]:
Six-Month (Cumulative) on NAV	N/A
1-Year on NAV	-21.67%
5-Year on NAV	9.78%
Since inception on NAV	11.54%

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Board of Directors/Trustees for each of Nuveen’s 120 closed-end funds approved a program, effective August 7, 2008, under which each fund may repurchase up to 10% of its common shares.

As of June 30, 2008, the Fund was trading at a -2.31% discount to its common share NAV, compared with an average discount of -2.91% for the entire six-month period.

Fund Snapshot
Common Share Price	$14.80

Common Share Net Asset Value	$15.15

Premium/(Discount) to NAV	-2.31%

Current Distribution Rate[1]	13.51%

Net Assets Applicable to Common Shares ($000)	$428,736

Industries
(as a % of total investments)[2]
Specialized	30.5%

Retail	21.7%

Residential	17.6%

Office	16.3%

Diversified	5.6%

Short-Term Investments	2.3%

Other	6.0%

Top Five Common Stock Issuers
(as a % of total investments)[2]
Simon Property Group, Inc.	5.4%

Macerich Company	5.1%

AvalonBay Communities, Inc.	4.8%

Extra Space Storage Inc.	4.6%

Federal Realty Investment Trust	4.3%

JRS Performance OVERVIEW	Nuveen Real Estate Income Fund as of June 30, 2008

Portfolio Allocation (as a % of total investments)2

2007-2008 Distributions Per Common Share

Top Five Preferred Stock Issuers
(as a % of total investments)[2]
Public Storage, Inc.	3.6%

Lexington Realty Trust	2.8%

Apartment Investment & Management Company	2.4%

Highwoods Properties, Inc.	2.2%

Maguire Properties, Inc.	2.2%

Average Annual Total Return
(Inception 11/15/01)
	On Share Price	On NAV
6-Month (Cumulative)	-0.59%	-4.68%

1-Year	-30.40%	-26.97%

5-Year	6.56%	7.64%

Since Inception	9.07%	9.89%

Average Annual Total Return[3]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
6-Month (Cumulative)	N/A	N/A

1-Year	-25.25%	-21.67%

5-Year	8.72%	9.78%

Since Inception	10.73%	11.54%

Common Share Price Performance — Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains and a REIT return of capital. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

2	Excluding derivative transactions.

3	As previously explained in the Common Share Distribution and Share Price Information Section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund.

Shareholder Meeting Report

The Annual Meeting of Shareholders was held in the offices of Nuveen Investments on June 30, 2008.

	JRS
Approval of the Board Members was reached as follows:
	Common and
	Taxable	Taxable
	Auctioned	Auctioned
	Preferred	Preferred
	shares voting	shares voting
	together	together
	as a class	as a class
John P. Amboian
For	24,519,486	—
Withhold	502,422	—

Total	25,021,908	—

William C. Hunter
For	—	4,970
Withhold	—	85

Total	—	5,055

David J. Kundert
For	24,518,183	—
Withhold	503,725	—

Total	25,021,908	—

William J. Schneider
For	—	4,970
Withhold	—	85

Total	—	5,055

Terence J. Toth
For	24,498,868	—
Withhold	523,040	—

Total	25,021,908	—

JRS	Nuveen Real Estate Income Fund Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)		Value

	Real Estate Investment Trust Common Stocks – 99.0% (64.2% of Total Investments)
	Hotels, Restaurants & Leisure – 1.6%
175,000	Starwood Hotels & Resorts Worldwide, Inc.		$7,012,250
	Industrial – 3.0%
470,700	First Industrial Realty Trust, Inc.		12,930,129
	Office – 17.9%
153,400	Boston Properties, Inc.		13,839,748
1,195,300	Brandywine Realty Trust		18,837,928
690,500	Mack-Cali Realty Corporation		23,594,385
246,400	SL Green Realty Corporation		20,382,208

	Total Office		76,654,269
	Residential – 21.0%
329,162	Apartment Investment & Management Company, Class A		11,211,258
354,500	AvalonBay Communities, Inc.		31,607,220
189,900	Camden Property Trust		8,404,974
727,700	Equity Residential		27,849,079
370,700	Post Properties, Inc.		11,028,325

	Total Residential		90,100,856
	Retail – 26.8%
413,800	Federal Realty Investment Trust		28,552,200
545,900	Macerich Company		33,916,767
400,000	Simon Property Group, Inc.		35,956,000
1,043,100	Westfield Group		16,279,469

	Total Retail		114,704,436
	Specialized – 28.7%
791,400	Cogdell Spencer Inc.		12,860,250
1,029,600	DiamondRock Hospitality Company		11,212,344
1,960,000	Extra Space Storage Inc.		30,105,600
683,800	Health Care Property Investors Inc.		21,751,678
600,000	Host Hotels & Resorts Inc.		8,190,000
723,100	Senior Housing Properties Trust		14,122,143
584,300	Ventas Inc.		24,873,651

	Total Specialized		123,115,666

	Total Real Estate Investment Trust Common Stocks (cost $409,393,541)		424,517,606

Shares	Description (1)	Coupon	Value

	Real Estate Investment Trust Preferred Stocks – 48.7% (31.6% of Total Investments)
	Diversified – 8.7%
529,942	Duke-Weeks Realty Corporation	6.950%	$10,609,439
150,000	Lexington Corporate Properties Trust, Series B	8.050%	3,105,000
850,000	Lexington Realty Trust	7.550%	15,427,500
400,000	PS Business Parks, Inc., Series O	7.375%	8,196,000

	Total Diversified		37,337,939
	Mortgage – 1.5%
400,000	Gramercy Capital Corporation	8.125%	6,996,000
	Office – 7.2%
12,141	Highwoods Properties, Inc., Series A	8.625%	13,415,805
57,612	Highwoods Properties, Inc., Series B	8.000%	1,365,981
81,000	HRPT Properties Trust, Series C	7.125%	1,698,570
1,046,200	Maguire Properties, Inc., Series A	7.625%	14,332,940

	Total Office		30,813,296

JRS	Nuveen Real Estate Income Fund (continued) Portfolio of INVESTMENTS June 30, 2008 (Unaudited)

Shares	Description (1)	Coupon			Value

	Residential – 6.2%
511,100	Apartment Investment & Management Company, Series U	7.750%			$11,883,074
183,000	Apartment Investment & Management Company, Series Y	7.875%			4,132,140
504,625	BRE Properties, Series D	6.750%			10,425,553

	Total Residential				26,440,767
	Retail – 6.7%
160,000	Cedar Shopping Centers Inc., Series A	8.875%			3,904,000
113,000	Glimcher Realty Trust, Series F	8.750%			2,258,870
154,300	Glimcher Realty Trust, Series G	8.125%			2,538,235
307,000	Saul Centers, Inc.	9.000%			7,675,000
125,000	Saul Centers, Inc.	8.000%			2,987,500
400,000	Taubman Centers, Inc., Series H	7.625%			9,196,000

	Total Retail				28,559,605
	Specialized – 18.4%
640,000	Ashford Hospitality Trust, Inc., Series D	8.450%			11,340,800
130,000	Ashford Hospitality Trust, Series A	8.550%			2,291,900
546,900	FelCor Lodging Trust Inc., Series C	8.000%			10,582,515
120,000	Hersha Hospitality Trust, Series A	8.000%			2,472,000
800,000	Hospitality Properties Trust, Series C	7.000%			13,520,000
962,754	Public Storage, Inc., Series I	7.250%			21,565,690
105,900	Public Storage, Inc.	6.750%			2,133,885
175,000	Strategic Hotel Capital Inc., Series B	8.250%			3,150,000
320,000	Strategic Hotel Capital Inc., Series C	8.250%			6,144,000
300,000	Sunstone Hotel Investors Inc., Series A	8.000%			5,550,000

	Total Specialized				78,750,790

	Total Real Estate Investment Trust Preferred Stocks (cost $262,723,880)				208,898,397

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Convertible Bonds – 3.0% (1.9% of Total Investments)
	Real Estate Management & Development – 3.0%
$16,000	General Growth Properties LP, Convertible Bond	3.980%	4/15/27	N/R	$12,620,000

$16,000	Total Convertible Bonds (cost $13,228,221)				12,620,000

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value

	Short-Term Investments – 3.5% (2.3% of Total Investments)
$15,030	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/08, repurchase price $15,030,271, collateralized by $15,160,000 U.S. Treasury Notes, 4.750%, due 12/31/08, value $15,330,550	1.350%	7/01/08		$15,029,707

	Total Short-Term Investments (cost $15,029,707)				15,029,707

	Total Investments (cost $700,375,349) – 154.2%				661,065,710

	Borrowings – (35.0)% (3)(4)				(150,000,000)

	Other Assets Less Liabilities – (2.4)%				(10,329,864)

	Taxable Auction Preferred Shares, at Liquidation Value – (16.8)% (3)				(72,000,000)

	Net Assets Applicable to Common Shares – 100%				$428,735,846

             Interest Rate Swaps outstanding at June 30, 2008:

		Fund			Fixed Rate		Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date	(Depreciation)
Citigroup Inc.	$43,000,000	Receive	1–Month USD-LIBOR	5.190%	Monthly	2/06/09	$(638,226)

USD-LIBOR (United States Dollar-London Interbank Offered Rate)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Borrowings and Taxable Auction Preferred Shares, at Liquidation Value as a percentage of total investments are (22.7)% and (10.9)%, respectively.
(4)	The Fund may pledge up to 100% of its eligible securities in the Portfolio of Investments as collateral for Borrowings.
N/R	Not rated.
See accompanying notes to financial statements.

Statement of ASSETS & LIABILITIES June 30, 2008 (Unaudited)

Assets
Investments, at value (cost $700,375,349)	$661,065,710
Cash	18,117
Receivables:
Dividends	4,198,067
Interest	134,933
Deferred borrowing costs	115,000
Other assets	232,229

Total assets	665,764,056

Liabilities
Borrowings	150,000,000
Unrealized depreciation on interest rate swaps	638,226
Accrued expenses:
Management fees	387,556
Interest on borrowings	391,406
Other	295,782
Common share dividends payable	13,279,864
Taxable Auctioned Preferred share dividends payable	35,376

Total liabilities	165,028,210

Taxable Auctioned Preferred shares, at liquidation value	72,000,000

Net assets applicable to Common shares	$428,735,846

Common shares outstanding	28,302,032

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.15

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$283,020
Paid-in surplus	487,067,212
Undistributed (Over-distribution of) net investment income	(23,634,195)
Accumulated net realized gain (loss) from investments and derivative transactions	4,967,674
Net unrealized appreciation (depreciation) of investments and derivative transactions	(39,947,865)

Net assets applicable to Common shares	$428,735,846

Authorized shares:
Common	Unlimited
Taxable Auctioned Preferred	Unlimited

See accompanying notes to financial statements.

Statement of OPERATIONS
Six Months Ended June 30, 2008 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $28,992)	$13,045,806
Interest	334,929

Total investment income	13,380,735

Expenses
Management fees	3,236,973
Taxable Auctioned Preferred shares – auction fees	224,356
Taxable Auctioned Preferred shares – dividend disbursing agent fees	11,686
Shareholders’ servicing agent fees and expenses	1,977
Interest expense on borrowings and amortization of borrowing costs	1,742,207
Fees on borrowings	171,989
Custodian’s fees and expenses	63,318
Trustees’ fees and expenses	5,531
Professional fees	22,984
Shareholders’ reports – printing and mailing expenses	74,288
Stock exchange listing fees	1,989
Investor relations expense	61,140
Other expenses	16,988

Total expenses before custodian fee credit and expense reimbursement	5,635,426
Custodian fee credit	(1,008)
Expense reimbursement	(737,762)

Net expenses	4,896,656

Net investment income	8,484,079

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,299,158
Interest rate swaps	(347,298)
Foreign currencies	15,814
Change in net unrealized appreciation (depreciation) of:
Investments	(29,317,537)
Interest rate swaps	(57,807)

Net realized and unrealized gain (loss)	(24,407,670)

Distributions to Taxable Auctioned Preferred Shareholders
From and in excess of net investment income	(3,597,679)

Decrease in net assets applicable to Common shares from distributions to Taxable Auctioned Preferred shareholders	(3,597,679)

Net increase (decrease) in net assets applicable to Common shares from operations	$(19,521,270)

See accompanying notes to financial statements.

Statement of CHANGES in NET ASSETS (Unaudited)

	Six Months
	Ended	Year Ended
	6/30/08	12/31/07
Operations
Net investment income	$8,484,079	$20,638,875
Net realized gain (loss) from:
Investments (net of federal corporate income taxes of $0 and $34,250,000, respectively, on long-term capital gains retained)	5,299,158	118,618,365
Interest rate swaps	(347,298)	87,093
Foreign currencies	15,814	(62,660)
Change in net unrealized appreciation (depreciation) of:
Investments	(29,317,537)	(334,383,157)
Interest rate swaps	(57,807)	(479,391)
Distributions to Taxable Auctioned Preferred shareholders:
From and in excess of net investment income	(3,597,679)	—
From net investment income	—	(1,391,546)
From accumulated net realized gains	—	(10,185,715)

Net increase (decrease) in net assets applicable to Common shares from operations	(19,521,270)	(207,158,136)

Distributions to Common Shareholders
From and in excess of net investment income	(28,302,032)	—
From net investment income	—	(19,396,670)
From accumulated net realized gains	—	(45,001,326)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(28,302,032)	(64,397,996)

Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	2,941,752
Taxable Auctioned Preferred shares borrowing costs adjustments	54,764	—

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	54,764	2,941,752

Net increase (decrease) in net assets applicable to Common shares	(47,768,538)	(268,614,380)
Net assets applicable to Common shares at the beginning of period	476,504,384	745,118,764

Net assets applicable to Common shares at the end of period	$428,735,846	$476,504,384

Undistributed (Over-distribution of) net investment income at the end of period	$(23,634,195)	$(218,563)

See accompanying notes to financial statements.

Statement of CASH FLOWS
Six Months Ended June 30, 2008 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(19,521,270)
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(64,546,804)
Proceeds from sales of investments	177,797,585
Proceeds from (Purchases of) short-term investments, net	(10,082,667)
Proceeds from sales of interest rate swaps	(347,298)
Amortization (Accretion) of premiums and discounts, net	(9,492)
(Increase) Decrease in receivable for dividends	3,433,686
(Increase) Decrease in receivable for interest	(134,796)
(Increase) Decrease in other assets	(121,512)
Increase (Decrease) in payable for federal corporate income tax	(34,250,000)
Increase (Decrease) in payable for investments purchased	(1,437,224)
Increase (Decrease) in accrued management fees	(86,197)
Increase (Decrease) in interest on borrowings	17,908
Increase (Decrease) in accrued other liabilities	(54,118)
Increase (Decrease) in Taxable Auctioned Preferred share dividends payable	(119,785)
Net realized (gain) loss from investments	(5,299,158)
Net realized (gain) loss from interest rate swaps	347,298
Net realized (gain) loss from foreign currencies	(15,814)
Net realized (gain) loss from paydowns	8
Change in net unrealized (appreciation) depreciation of investments	29,317,537
Change in net unrealized (appreciation) depreciation of interest rate swaps	57,807
Capital gains and return of capital distributions from investments	10,154,827

Net cash provided by (used in) operating activities	84,985,521

Cash Flows from Financing Activities:
Increase (Decrease) in borrowings, net	80,000,000
Cash distributions paid to Common shareholders	(15,022,168)
Increase (Decrease) in Taxable Auctioned Preferred shares	(150,000,000)
(Increase) Decrease in deferred borrowing costs	(115,000)
Taxable Auctioned Preferred borrowing costs adjustments	54,764

Net cash provided by (used in) financing activities	(84,967,404)

Net Increase (Decrease) in Cash	18,117
Cash at the beginning of period	—

Cash at the End of Period	$18,117

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings (excluding amortization of borrowing costs) during the six months ended June 30, 2008, was $1,630,382.

Cash paid for federal corporate income taxes was $34,250,000.

See accompanying notes to financial statements.

Notes to FINANCIAL STATEMENTS (Unaudited)

1.	General Information and Significant Accounting Policies
Nuveen Real Estate Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the American Stock Exchange and trade under the ticker symbol “JRS.” The Fund was organized as a Massachusetts business trust on August 27, 2001.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts (“REITs”).

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and interest rate swap contracts are generally provided by an independent pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. If the pricing service is unable to supply a price for an investment or interest rate swap contract, the Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2008, the Fund had no such outstanding purchase commitments.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains. During the tax year ended December 31, 2007, the Fund retained $97,857,143 of realized long-term capital gains and accrued a provision for federal corporate income taxes of $34,250,000, the net of which has been reclassified to Paid-in surplus.

Effective June 29, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund’s tax return and concluded the adoption of FIN 48 resulted in no impact to the Fund’s net assets or results of operations as of and during the six months ended June 30, 2008.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal corporate income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2007, the character of distributions to the Fund from the REITs was 56.24% ordinary income, 35.04% long-term and short-term capital gains, and 8.72% return of REIT capital.

For the fiscal year ended December 31, 2007, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the six months ended June 30, 2008, the Fund applied the actual percentages for the fiscal year ended December 31, 2007, described above, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2007, is reflected in the accompanying financial statements.

The distributions made by the Fund to its shareholders during the six months ended June 30, 2008, are provisionally classified as being “From and in excess of net investment income”, and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end, based upon the income type breakdown information conveyed at the time by the REITs whose securities are held in the Fund’s portfolio. For purposes of calculating “Undistributed (Over-distribution of) net investment income” as of June 30, 2008, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2008, reflect an over-distribution of net investment income.

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Taxable Auctioned Preferred Shares
The Fund has issued and outstanding 568 Series M, 568 Series T, 568 Series W, 608 Series Th and 568 Series F, Taxable Auctioned Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Taxable Auctioned Preferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many Taxable Auctioned Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Taxable Auctioned Preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the Taxable Auctioned Preferred shares.

These developments generally do not affect the management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund’s cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s future Common share earnings may be lower than they otherwise would have been.

As approved by the Fund’s Board of Trustees, the Fund redeemed $150 million of its outstanding Taxable Auctioned Preferred shares at liquidation value during the six months ended June 30, 2008.

Interest Rate Swap Transactions
The Fund is authorized to invest in interest rate swap transactions. The Fund’s use of interest rate swap transactions is intended to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swap transactions involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties.

Foreign Currency Transactions
The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend and interest income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included in “Realized gain (loss) from foreign currencies” on the Statement of Operations.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Borrowing Costs
Costs incurred by the Fund in connection with structuring its revolving credit agreement are recorded as a deferred charge which are being amortized over the 30 year life of the borrowings and included with “Interest expense on borrowings and amortization of borrowing costs” on the Statement of Operations.

Indemnifications
Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2.	Fair Value Measurements
During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of June 30, 2008:

	Level 1	Level 2	Level 3	Total
Investments	$635,029,905	$26,035,805	$—	$661,065,710
Derivatives*	—	(638,226)	—	(638,226)

Total	$635,029,905	$25,397,579	$—	$660,427,484

*	Represents net unrealized appreciation (depreciation).

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

3.	Fund Shares
Transactions in Common shares were as follows:

	Six Months	Year
	Ended	Ended
	6/30/08	12/31/07
Common shares issued to shareholders due to reinvestment of distributions	—	121,125

Transactions in Preferred shares were as follows:

	Six Months Ended		Year Ended
	6/30/08		12/31/07
	Shares	Amount	Shares	Amount
Preferred shares redeemed:
Series M	1,152	$28,800,000	—	$—
Series T	1,152	28,800,000	—	—
Series W	1,152	28,800,000	—	—
Series TH	1,392	34,800,000	—	—
Series F	1,152	28,800,000	—	—

	6,000	$150,000,000	—	$—

4.	Investment Transactions
Purchases and sales (excluding short-term investments and derivative transactions) during the six months ended June 30, 2008, aggregated $64,546,804 and $177,797,585, respectively.

On May 6, 2008, the Fund used proceeds of $70 million generated from the sale of portfolio holdings to redeem at par an additional $70 million of its outstanding Taxable Auctioned Preferred shares. Such amounts are included in the $177,797,585 of sales transactions above.

5.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2008, the cost of investments was $700,375,349.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2008, were as follows:

Gross unrealized:
Appreciation	$76,565,341
Depreciation	(115,874,980)

Net unrealized appreciation (depreciation) of investments	$(39,309,639)

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2007, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income *	$—
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2007, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$20,785,156
Distributions from net long-term capital gains	55,187,041

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

6.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of June 30, 2008, the complex-level fee rate was .1868%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated (“Security Capital”), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

For the first ten years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2001 *	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

7.	Borrowing Arrangements
Commercial Paper Program
On August 15, 2006, the Fund entered into (and fully utilized) a commercial paper program ($70 million maximum) with CITIBANK, N.A.’s conduit financing agency, CHARTA, LLC (“CHARTA”). CHARTA issues high grade commercial paper and uses the proceeds to make advances to the Fund. For the period January 1, 2008, through April 6, 2008, the Fund utilized the full $70 million maximum allowed, and on April 7, 2008, paid down the entire borrowing. For the six months ended June 30, 2008, the average daily balance outstanding and average annualized interest rate on these borrowings were $37,692,308 and 5.03%, respectively. In addition to interest expense, the Fund also paid a .21% per annum program fee, a .10% per annum liquidity fee and a .05% per annum dealer commission fee.

Refinancings
On April 7, 2008, the Fund entered into a $150 million prime brokerage facility with Bank of America. On April 7, 2008, the Fund utilized $70 million of the facility with Bank of America to refinance its $70 commercial paper program described in the aforementioned paragraph. On April 8, 2008, the Fund utilized an additional $80 million of the facility with Bank of America to redeem at liquidation value $80 million of its outstanding Taxable Auctioned Preferred shares. For the six months ended June 30, 2008, the average daily balance outstanding and average annualized interest rate on these borrowings were $56,720,000 and 2.79%, respectively.

Interest expense incurred on these borrowing arrangements is recognized as “Interest expense on borrowings and amortization of borrowing costs”, and dealer commission, liquidity and program fees are recognized as “Fees on borrowings” on the Statement of Operations.

8.	New Accounting Pronouncement
Financial Accounting Standards Board Statement of Financial Accounting Standards (SFAS) No. 161
In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

9.	Subsequent Events
Common Share Repurchases
The Board of Directors/Trustees for each of Nuveen’s 120 closed-end funds approved a program, effective August 7, 2008, under which each fund may repurchase up to 10% of its common shares.

Financial HIGHLIGHTS (Unaudited)

Financial HIGHLIGHTS (Unaudited) Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
				Distributions									Borrowing
				from Net		Distributions							Costs
				Investment		from Capital							and
				Income to		Gains to		Net			Tax		Taxable
	Beginning		Net	Taxable		Taxable		Investment		Capital	Return of		Auctioned		Ending
	Common		Realized/	Auctioned		Auctioned		Income to		Gains to	Capital to		Preferred		Common
	Share	Net	Unrealized	Preferred		Preferred		Common		Common	Common		Share		Share	Ending
	Net Asset	Investment	Gain	Share-		Share-		Share-		Share-	Share-		Underwriting		Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders†		holders†	Total	holders		holders	holders	Total	Discounts		Value	Value
Year Ended 12/31:
2008(f)	$16.84	$.30	$(.86)	$(.13	)****	$—	$(0.69)	$(1.00	)****	$—	$—	$(1.00)	$—	*****	$15.15	$14.80
2007	26.44	.73	(7.64)	(.05)		(.36)	(7.32)	(.69)		(1.59)	—	(2.28)	—		16.84	15.88
2006	22.38	1.01	5.40	(.14)		(.21)	6.06	(1.35)		(.62)	—	(1.97)	(.03)		26.44	28.48
2005	22.46	.84	.93	(.03)		(.16)	1.58	(.29)		(1.37)	—	(1.66)	—		22.38	19.99
2004(c)	18.57	.88	4.56	(.05)		(.04)	5.35	(.69)		(.63)	(.14)	(1.46)	—		22.46	20.75
2003(d)	17.30	.12	1.38	(.01)		—	1.49	(.01)		(.08)	(.13)	(.22)	—		18.57	18.73
Year Ended 10/31:
2003	13.56	.85	4.38	(.05)		(.02)	5.16	(.97)		(.41)	(.04)	(1.42)	—		17.30	17.81

	Cumulative Taxable Auctioned Preferred
	at End of Period			Borrowings at End of Period
	Aggregate	Liquidation		Aggregate
	Amount	and Market	Asset	Amount	Asset
	Outstanding	Value Per	Coverage	Outstanding	Coverage
	(000)	Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2008(f)	$72,000	$25,000	$173,867	$150,000	$4,338
2007	222,000	25,000	78,660	70,000	10,979
2006	222,000	25,000	108,910	70,000	14,816
2005	172,000	25,000	116,519	—	—
2004(c)	172,000	25,000	116,857	—	—
2003(d)	172,000	25,000	100,956	—	—
Year Ended 10/31:
2003	172,000	25,000	95,758	—	—

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2008(f)	N/A
2007	$1.21
2006	.56
2005	N/A
2004(c)	N/A
2003(d)	N/A
Year Ended 10/31:
2003	N/A

(c)	For the fiscal year ended December 31, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Gain (Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of Net Investment Income to Average Net Assets Applicable to Common Shares.
(d)	For the period November 1, 2003 through December 31, 2003.
(e) Borrowings interest expense includes amortization of borrowing costs.

(f)	For the six months ended June 30, 2008.

Total Returns		Ratios/Supplemental Data
	Based
	on		Ratios to Average Net Assets Applicable				Ratios to Average Net Assets Applicable
	Common	Ending Net	to Common Shares Before				to Common Shares After
Based	Share	Assets	Credit/Reimbursement				Credit/Reimbursement***
on	Net	Applicable to			Net				Net		Portfolio
Market	Asset	Common			Investment				Investment		Turnover
Value**	Value**	Shares (000)	Expenses††		Income††		Expenses††		Income††		Rate

(.59)%	(4.68)%	$428,736	2.37	%*	3.26	%*	2.06	%*	3.57	%*	9%
(38.06)	(29.30)	476,504	2.03		2.71		1.68		3.06		44
54.49	27.87	745,119	1.54		3.74		1.15		4.13		25
4.75	7.42	629,649	1.28		3.46		.90		3.85		13
19.80	30.12	631,979	1.34		4.13		.94		4.52		14
6.49	8.69	522,576	2.31	*	4.07	*	1.91	*	4.47	*	2

35.40	39.80	486,814	2.51		5.17		2.09		5.59		26

*	Annualized.

** •	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested divided income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

•	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Return Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value
Tax Year Ended 12/31:
2008(f)	N/A	N/A	N/A
2007	December 31	(33.51)%	(24.40)%
2006	December 29	57.50	30.56
2005	N/A	N/A	N/A
2004(c)	N/A	N/A	N/A
2003(d)	N/A	N/A	N/A
Tax Year Ended 10/31:
2003	N/A	N/A	N/A

***	After custodian fee credit and expense reimbursement, where applicable.
†	The amounts shown are based on Common share equivalents.

†† •	Ratios do not reflect the effect of dividend payments to Taxable Auctioned Preferred shareholders.

•	Income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares and borrowings, where applicable.
•	For periods ended prior to December 31, 2004, each ratio included the effect of the net interest expense incurred on interest rate swap transactions as follows:

Year Ended 12/31:
2003(d)	.91*
Year Ended 10/31:
2003	1.03

•	Each ratio includes the effect of the interest expense paid on borrowings as follows:

Ratio of Borrowings Interest Expense to
Average Net Assets Applicable to Common Shares(e)
Year Ended 12/31:
2008(f)	.73%*
2007	.57
2006	.21
2005	—
2004(c)	—
2003(d)	—
Year Ended 10/31:
2003	—

****	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2008.
*****	Borrowing Costs and Taxable Auctioned Preferred Share Underwriting Discounts rounds to less than $.01 per share.
N/A	Not applicable for the six months ended June 30, 2008. The Fund did not elect to retain a portion of its realized long-term capital gains prior to the tax year ended December 31, 2006.

See accompanying notes to financial statements.

Annual Investment
Management Agreement
APPROVAL PROCESS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 28-29, 2008 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Security Capital Research & Management Incorporated (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 23, 2008 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreement (the “Sub-Advisory Agreement,” and the Investment Management Agreement and the Sub-Advisory Agreement are each an “Advisory Agreement”), as described in further detail below, the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Investment Management Agreement, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM’s organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line. With respect to personnel, the Independent Board Members evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered the additional investment in personnel to support Nuveen fund advisory activities, including in operations, product management and marketing as well as related fund support functions, including sales, executive, finance, human resources and information technology. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM’s ability to attract and retain high quality investment personnel.

In evaluating the services of NAM, the Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser, the ability to supervise the Fund’s other service providers and given the importance of compliance, NAM’s compliance program. Among other things, the Independent Board Members considered the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM, including information as to the process followed by NAM in evaluating sub-advisers. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Fund. The Board also recognized that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. During the last year, the Independent Board Members noted that they visited several sub-advisers to the Nuveen funds, meeting their key investment and business personnel. In this regard, during 2007, the Independent Board Members visited the Sub-Adviser. The Independent Board Members also noted that they anticipate visiting each sub-adviser to the Nuveen funds at least once over the course of a multiple-year rotation. The Independent Board Members further noted that NAM recommended the renewal of the Sub-Advisory Agreement and considered the basis for such recommendations and any qualifications in connection therewith.

In addition to the foregoing services, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities and the costs of such activities. The Independent Board Members recognized Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to timely provide information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining its closed-end fund website; and providing educational seminars. With respect to closed-end funds that utilize leverage through the issuance of auction rate preferred securities (“ARPS”), the Board has recognized the unprecedented market conditions in the auction rate market industry with the failure of the auction process. The Independent Board Members noted Nuveen’s efforts and the resources and personnel employed to analyze the situation, explore potential alternatives and develop and implement solutions that serve the interests of the affected funds and all of their respective shareholders. The Independent Board Members further noted Nuveen’s commitment and efforts to keep investors and financial advisers informed as to its progress in addressing the ARPS situation through, among other things, conference calls, press releases, and information posted on its website as well as its refinancing activities. The Independent Board Members also noted Nuveen’s continued support for holders of preferred shares of its closed-end funds by, among other things, seeking distribution for preferred shares with new market participants, managing relations with remarketing agents and the broker community, maintaining the leverage and risk management of leverage and maintaining systems necessary to test compliance with rating agency criteria.

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Independent Board Members reviewed the Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information, the Board considered whether the Fund has operated within its investment objectives and parameters and the impact that the investment mandates may have had on performance. In addition, in comparing the Fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include that of the Fund.

The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2007 and with the Fund’s Performance Peer Group for the quarter, one-, three-, and five- year periods ending March 31, 2008 (as applicable). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability

1.	Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, such Fund’s gross management fees (which take into account breakpoints), net management fees (which take into account fee waivers or reimbursements) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the gross management fees, net management fees (after waivers and/or reimbursements) and total expense ratios (before and after waivers) of a comparable universe of unaffiliated funds based on data provided by an independent data provider (the “Peer Universe”) and/or a more focused subset of funds therein (the “Peer Group”). The Independent Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the size of the Fund relative to peers, the size and particular composition of the Peer Group, the investment objectives of the peers, expense anomalies, and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use of leverage. In addition, in reviewing the fee schedule for the Fund, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements.

The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. The Independent Board Members also noted that with respect to sub-advisers unaffiliated with Nuveen, such as the Sub-Adviser, such fees were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years and the allocation methodology used in preparing the profitability data. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business.

Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided. With respect to funds with sub-advisers unaffiliated with Nuveen, such as the Fund, the Independent Board Members also considered the sub-adviser’s revenues, expenses (including the basis for allocating expenses) and profitability margins (pre- and post-tax). Based on their

Annual Investment
Management Agreement
APPROVAL PROCESS (continued)

review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund has appropriately benefited from any economies of scale and whether there is potential realization of any further economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. Notwithstanding the foregoing, one method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members reviewed and considered the fund-level breakpoints in the advisory fee schedules that reduce advisory fees. In this regard, given that the Fund is a closed-end fund, the Independent Board Members recognized that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of the Fund’s investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members recognized that the complex-wide fee schedule was recently revised in 2007 to provide for additional fee savings to shareholders and considered the amended schedule. The Independent Board Members further considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

The Independent Board Members also considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-Advisory Agreement be renewed.

Reinvest Automatically
EASILY and CONVENIENTLY

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

NOTES

NOTES

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund redeemed 6,000 preferred shares. Any future repurchases or redemptions will be reported to shareholders in the next annual or semi-annual report.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Nuveen Investments:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.
Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of Institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Rittenhouse, Santa Barbara, Symphony and Tradewinds. In total, the Company managed $152 billion of assets on June 30, 2008.

Find out how we can help you reach your financial goals.
To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:	www.nuveen.com/cef

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ESA-A-0608D

ITEM 2. CODE OF ETHICS.
Not applicable to this filing.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable to this filing.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable to this filing.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable to this filing.
ITEM 6. SCHEDULE OF INVESTMENTS.
See Portfolio of Investments in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to this filing.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the registrant last provided disclosure in response to this item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund
By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: September 8, 2008

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: September 8, 2008

*	Print the name and title of each signing officer under his or her signature.